SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	November 29, 2006

Banc of America Funding 2006-8T2 Trust
(Exact Name of Issuing Entity as Specified in Charter)

Banc of America Funding Corporation
(Exact Name of Depositor as Specified in Charter)

Bank of America, National Association
(Exact Name of Sponsor as Specified in Charter)

New York	333-130536-12	56-139-0085
(State or Other Jurisdiction of	(Commission File Number	(I.R.S. Employer
Incorporation of Issuing Entity)	of Issuing Entity)	Identification No. of
Depositor)

214 North Tryon Street, Charlotte, North Carolina	28255
(Address of Principal Executive Offices)	(Zip Code)

Depositor’s telephone number, including area code	(704) 386-2400

N/A
(Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01	(c).	Exhibits

(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

	5.1	Legality Opinion of Hunton & Williams LLP.

	8.1	Tax Opinion of Hunton & Williams LLP (included as part of Exhibit 5.1).

	23	Consent of Hunton & Williams LLP (included as part of Exhibit 5.1).

Signature page to follow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF AMERICA FUNDING CORPORATION

By:	/s/ Scott Evans

Name:	Scott Evans

Title:	Senior Vice President

Date:	November 29, 2006

BANC OF AMERICA FUNDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description	Paper (P) or Electronic (E)
5.1	Legality Opinion of Hunton & Williams LLP.	E
8.1	Tax Opinion of Hunton & Williams LLP (included as part of Exhibit 5.1).	E
23	Consent of Hunton & Williams LLP (included as part of Exhibit 5.1).	E